                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           -------------------------



                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   February 26, 1999
                                                   -----------------------



                          PIMCO ADVISORS HOLDINGS L.P.
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               (Exact name of Registrant as specified in charter)

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


Delaware                          001-9597       13-3412614
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(State or other jurisdiction      (Commission    (I.R.S. Employer
of incorporation)                 File Number)   Identification No.)

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800 Newport Center Drive, Newport Beach, California 92660
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(Address of principal executive offices)
(Zip Code)



Registrant's telephone number, including area code (949) 717-7022
                                                   -----------------------



       Inapplicable
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(Former name or former address, if changed, since last report.)


                               Page 1 of 4 Pages
                           Exhibit Index is on Page 3
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Item 5.   Other Events.
          ------------

          On February 26, 1999, PIMCO Advisors Holdings L.P. issued the press release attached hereto as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     Exhibits.
     --------

     Exhibit
     Number         Description
     -------        -----------

      99.1    Press Release dated February 26, 1999.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 1, 1999                     PIMCO ADVISORS HOLDINGS L.P.



                                           /s/ RICHARD M. WEIL
                                           -------------------
                                    Richard M. Weil, Senior Vice President and
                                    General Counsel

                                       2
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                               INDEX TO EXHIBITS

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


                                                                        Sequentially
                                                                        Numbered
    Exhibit                Description                                  Page
    -------                -----------                                  ------------

      99.1                 Press Release dated February 26, 1999.             4

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                                       3